The AAL Mutual Funds

Supplement to Prospectus dated June 27, 2003

Ways to Eliminate or Reduce the Initial Sales Charge

The AAL Mutual Funds Page 39

Board of Trustees Approved Class B Share Conversion: The Board of Trustees has approved the conversion of Class B shares of The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II into Class A shares prior to the expiration of the five-year holding period. The conversion is expected to occur on or about May 11, 2004. New sales and exchanges into Class B shares of The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II will not be permitted beginning May 3, 2004.

The AAL Mutual Funds Page 40

Conversion of Class B Shares to Class A Shares

Your Class B shares will automatically convert into Class A shares of the same Fund after five years or earlier if approved by the Board of Trustees and consequently will be neither subject to a contingent deferred sales charge nor subject to the higher expenses borne by Class B shares.

The Board of Trustees has approved the conversion of Class B shares of The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II into Class A shares prior to the expiration of the five-year holding period. The conversion is expected to occur on or about May 11, 2004. New sales and exchanges into the Class B shares of The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II will not be permitted beginning May 3, 2004.

The date of this Supplement is May 3, 2004.

Please include this Supplement with your Prospectus.